UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2019

Rich Uncles Real Estate Investment Trust I

(Exact name of registrant as specified in its charter)

California	000-55623	37-6511147
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3090 Bristol Street, Suite 550
Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 742-4862

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

As of June 30, 2019, there were 8,337,161 shares of common stock outstanding

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events.

Quarterly Distributions Declared

On July 15, 2019, the board of trust managers (the “ Board”) of Rich Uncles Real Estate Investment Trust I (the “Company”) declared distributions based on daily record dates for the period April 1, 2019 through June 30, 2019 at a rate of $.00206044 per share per day on the outstanding shares of the Company’s common stock, which the Company will pay on July 25, 2019. The daily dividend rate of $.00206044 per share of common stock per day reflects an annualized distribution of $0.75 per share, which remains unchanged from prior dividends.

As previously announced on April 23, 2019, the Company’s Dividend Reinvestment Plan (the “DRIP”) was suspended in connection with the Company’s ongoing analysis of strategic alternatives which was announced in January 2019, and therefore all dividends will be paid in cash. The review of strategic alternatives includes marketing the Company’s entire real estate portfolio for disposition by sale, merger or other transaction structure, subject to the approval of the Company's shareholders. The suspension of the DRIP will remain in place until such time that a determination can be made by the Board pertaining to a final recommendation to present to shareholders as it relates to the strategic alternatives process currently underway.

The amount of future distributions, and the declaration and payment thereof, and whether or not to reinstate the DRIP will be determined by the Board based on the Company’s financial condition and such other factors as the Board deems relevant. The Company’s operating performance and the timing and amount of future distributions is subject to risks and uncertainties as described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

On June 21, 2019, the Company announced that it is engaged in an exclusive due diligence process with RW Holdings NNN REIT, Inc. (“NNN REIT”), a real estate investment program that is also sponsored by the Company’s sponsor BrixInvest, LLC. Both parties and their advisors are continuing to evaluate a potential transaction and although neither party has set a definitive timetable for completion of their respective due diligence, the Company expects that the due diligence process will be completed during the third quarter of 2019.

If the parties are able to agree on price and other terms for a transaction, then the Company would be in a position to announce and present a fully negotiated and approved sale or merger transaction for shareholder approval. If shareholder approval is obtained and other conditions to the transaction are satisfied, then the sale or merger transaction would proceed in accordance with the negotiated terms. While the Company remains optimistic at this stage of the process, there can be no assurance that a sale or merger transaction will occur at any time if at all, or that any such transaction would conclude during 2019.

The Company does not intend to discuss or disclose further developments during the strategic review process unless and until the Board approves a specific transaction, determines to discontinue the strategic review process or otherwise determines that further disclosure is appropriate.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, Section 21E of the Exchange Act and other applicable law. Such statements include, in particular, statements about future distributions and about the Company’s review of strategic alternatives, including the prospect of a transaction with NNN REIT and the related timing, which could differ materially in the future. Therefore, such statements are not guarantees of future results and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control, are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “can,” “will,” “would,” “could,” “should,” “plan,” “potential,” “project,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words.

Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in the Company’s other filings with the SEC. The Company cautions readers not to place undue reliance on forward-looking statements, which reflect management’s view only as of the date of this Current Report on Form 8-K is filed with the Securities and Exchange Commission. The Company makes no representation or warranty, express or implied, about the accuracy of any such forward-looking statements contained hereunder. Except as otherwise required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

By:	/s/ RAYMOND J. PACINI
Raymond J. Pacini
Chief Financial Officer

Date: July 16, 2019